UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

BYTE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40222	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 Park Avenue, 9th Floor

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 969-9250

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	BYTSU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BYTS	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BYTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 19, 2023 BYTE Acquisition Corp. (“BYTS” or the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 9,746,677 (88.93%) of the Company’s issued and outstanding ordinary shares held of record as of November 21, 2023, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on December 5, 2023, as amended on December 15, 2023 (the “Proxy Statement/Prospectus”).

1.	The Business Combination Proposal. To approve, by way of ordinary resolution and adopt the Merger Agreement, dated as of June 27, 2023 (as amended on September 22, 2023, and as may be further amended and/or restated from time to time, the “Merger Agreement”), by and among BYTS, BYTE Merger Sub, Inc., a Washington corporation and a direct, wholly-owned subsidiary of BYTS (“Merger Sub”), and Airship AI Holdings, Inc., a Washington company (“Airship AI”), and the transactions contemplated by the Merger Agreement, including the issuance of the merger consideration thereunder (collectively, the “Proposed Transaction” or “Business Combination”). Pursuant to the Merger Agreement, and in accordance with the Washington Business Corporation Act, as amended, Merger Sub will merge with and into Airship AI (the “Merger”), with Airship AI continuing as the surviving entity of the Merger and becoming a wholly-owned subsidiary of Airship Pubco. The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

2.	The Domestication Proposal. A proposal to approve, by special resolution, to de-register BYTS from the Register of Companies in the Cayman Islands (the “Cayman Registrar”) by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation in accordance with the Cayman Constitutional Documents, Section 388 of the Delaware General Corporation Law, as amended (the “DGCL”), and Part XII of the Cayman Islands Companies Act (As Revised) (the “Companies Act”) (the “Domestication”). The Domestication will be effected at least one business day prior to the effective time of the Merger in accordance with Section 388 of the DGCL and Part XII of the Companies Act, including the filing with the Secretary of State of the State of Delaware a certificate of domestication with respect to the Domestication, together with the proposed new certificate of incorporation of Airship Pubco (as defined below) (the “Proposed Charter”). Upon the effectiveness of the Domestication, BYTS will become a Delaware corporation and will change its corporate name to “Airship AI Holdings, Inc.” (BYTS following the Domestication and the Business Combination, “Airship Pubco”) and all outstanding securities of BYTS will convert into securities of Airship Pubco. The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
1	0	0

3.	Stock Issuance Proposal. A proposal to approve, by ordinary resolution, for purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance of shares of Airship Pubco Common Stock and securities convertible into shares of Airship Pubco Common Stock to (i) the Airship AI equityholders pursuant to the Merger Agreement, and (ii) to any other persons pursuant to subscription, purchase, or similar agreements BYTS may enter into prior to Closing. The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

4.	The Organizational Documents Proposal. A proposal to approve, by way of special resolution the Proposed Charter and the proposed new bylaws (“Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of Airship Pubco in connection with the Business Combination (a corporation incorporated in the State of Delaware). The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,224	22,232	22,221

5.	The Advisory Organizational Documents Proposals. To approve on an advisory non-binding basis by special resolution the following material differences between the Cayman Constitutional Documents (as defined in the Proxy Statement/Prospectus) and the Proposed Organizational Documents:

A.	Under the Proposed Organizational Documents, to authorize the change in the authorized capital stock of BYTS from (a) 200,000,000 BYTS Class A Ordinary Shares, 20,000,000 BYTS Class B Ordinary Shares and 1,000,000 preference shares, par value $0.0001 per share, of BYTS to (b) 200,000,000 shares of Airship Pubco Common Stock and 5,000,000 shares of preferred stock. Advisory Organizational Documents Proposal A was approved. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,224	22,252	22,201

B.	Under the Proposed Organizational Documents, to authorize adopting Delaware as the exclusive forum for certain stockholder litigation and adopting the federal district courts of the United States as the exclusive forum for resolving complaints asserting a cause of action under the Securities Act of 1933, as amended. Advisory Organizational Documents Proposal B was approved. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

C.	Under the Proposed Organizational Documents, to approve provisions providing that the affirmative vote of at least 66 and 2/3% of the voting power of all the then outstanding shares of capital stock of Airship Pubco entitled to vote thereon, voting together as a single class, will be required to amend, alter, repeal or rescind any provision of Article V(B), Article VII, Article VIII, Article IX, Article X, Article XI, Article XII, Article XIII and Article XIV of the Proposed Charter. Advisory Organizational Documents Proposal C was approved. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

D.	Under the Proposed Organizational Documents, to approve provisions permitting the removal of a director, with or without cause, by the affirmative vote of at least 66 and 2/3% of the outstanding shares entitled to vote generally in the election of directors, voting together as a single class. Advisory Organizational Documents Proposal D was approved. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

E.	Under the Proposed Organizational Documents, to approve provisions that require or permit stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting. Advisory Organizational Documents Proposal E was approved. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

F.	Under the Proposed Organizational Documents, to approve and adopt an amendment to the Cayman Constitutional Documents to authorize certain additional changes, including, among other things, (a) making Airship Pubco’s corporate existence perpetual, and (b) removing certain provisions related to BYTS’s status as a blank check company that will no longer be applicable upon Closing, all of which the BYTS Board believes is necessary to adequately address the needs of Airship Pubco after the Business Combination. Advisory Organizational Documents Proposal F was approved. The final voting tabulation for this sub-proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,244	22,232	22,201

6.	Airship Pubco Equity Incentive Plan Proposal. To approve by ordinary resolution the Airship Pubco Equity Incentive Plan (as defined in the Proxy Statement/Prospectus). The Airship Pubco Equity Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

Votes For	Votes Against	Abstentions
9,702,224	22,232	22,221

Because each of the foregoing proposals were approved and because BYTS and Airship AI did not anticipate requiring additional time to complete the Business Combination, the proposal to adjourn the Extraordinary General Meeting to a later date or dates was not presented at the Extraordinary General Meeting.

Item 7.01. Regulation FD Disclosure.

On December 21, 2023, BYTS issued a press release announcing the closing of its business combination with Airship AI.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of BYTS under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 21, 2023.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYTE ACQUISITION CORP.

	By:	/s/ Sam Gloor
		Name:	Sam Gloor
		Title:	Chief Executive Officer and
Chief Financial Officer

Date: December 21, 2023

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